                                                                   EXHIBIT 10.54

-------------------------------------------------------------------------------
After recording return to:
Ranse M. Partin
King & Spalding
191 Peachtree Street
Atlanta, Georgia  30303-1763


                                LEASE AGREEMENT


                                    between


                         JOINT DEVELOPMENT AUTHORITY OF
                              WINDER-BARROW COUNTY


                                      and


                            CHICO'S REAL ESTATE, LLC


                           Dated as of March 25, 2002

                                LEASE AGREEMENT

                               TABLE OF CONTENTS


(The Table of Contents for this Lease Agreement is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provisions of this Lease Agreement.)


ARTICLE I DEFINITIONS.............................................................................................2

         Section 1.1.      Definitions............................................................................2
         Section 1.2.      Rules of Construction..................................................................4

ARTICLE II REPRESENTATIONS AND WARRANTIES.........................................................................5

         Section 2.1.      Representations and Warranties by the Lessor...........................................5
         Section 2.2.      Representations and Warranties by the Lessee...........................................6

ARTICLE III LEASING CLAUSES AND WARRANTY OF TITLE.................................................................8

         Section 3.1.      Lease of the Project...................................................................8
         Section 3.2.      Warranty of Title......................................................................8
         Section 3.3.      Quiet Enjoyment........................................................................8
         Section 3.4.      Limitations of Warranties..............................................................9

ARTICLE IV [RESERVED]............................................................................................10


ARTICLE V EFFECTIVE DATE OF THIS LEASE AGREEMENT; DURATION OF LEASE TERM; RENTAL PROVISIONS......................11

         Section 5.1.      Effective Date of this Lease Agreement; Duration of Lease Term........................11
         Section 5.2.      Delivery and Acceptance of Possession.................................................11
         Section 5.3.      Rents and Other Amounts Payable.......................................................11
         Section 5.4.      Place of Rental Payments..............................................................11
         Section 5.5.      Obligations of Lessee Hereunder Absolute and Unconditional............................11

ARTICLE VI MAINTENANCE AND MODIFICATIONS, TAXES AND INSURANCE....................................................12

         Section 6.1.      Maintenance and Modifications of Project by Lessee....................................12
         Section 6.2.      [Reserved.]...........................................................................12
         Section 6.3.      Taxes, Other Governmental Charges and Utility Charges.................................12
         Section 6.4.      Insurance Required....................................................................13
         Section 6.5.      Application of Net Proceeds of Insurance..............................................13
         Section 6.6.      Additional Provisions Respecting Insurance............................................13
         Section 6.7.      Indemnification of Lessor.............................................................13

ARTICLE VII [RESERVED]...........................................................................................16


ARTICLE VIII SPECIAL COVENANTS...................................................................................17

         Section 8.1.      No Warranty of Condition or Suitability by the Lessor.................................17
         Section 8.2.      Inspection of Project; Right of Access to the Project by the Lessor...................17

         Section 8.3.      Lessee to Maintain Its Corporate Existence; Exceptions Permitted......................17
         Section 8.4.      Qualification in Georgia..............................................................17
         Section 8.5.      Granting and Release of Easements.....................................................18
         Section 8.6.      Release of Certain Land...............................................................18
         Section 8.7.      Future Leases.........................................................................18
         Section 8.8.      Eminent domain........................................................................18
         Section 8.9.      Special Environmental Indemnification.................................................18
         Section 8.10.     Compliance with Laws..................................................................19

ARTICLE IX ASSIGNMENT, SUBLEASING, PLEDGING AND SELLING; REDEMPTION; RENT PREPAYMENT AND ABATEMENT...............20

         Section 9.1.      Assignment and Subleasing.............................................................20
         Section 9.2.      Restrictions on Sale of Project by Lessor.............................................20

ARTICLE X EVENTS OF DEFAULT AND REMEDIES.........................................................................21

         Section 10.1.     Events of Default Defined.............................................................21
         Section 10.2.     Remedies on Default...................................................................22
         Section 10.3.     No Remedy Exclusive...................................................................22
         Section 10.4.     Agreement to Pay Attorneys' Fees and Expenses.........................................23
         Section 10.5.     No Additional Waiver Implied by One Waiver............................................23
         Section 10.6.     Waiver of Appraisement, Valuation, Etc................................................23

ARTICLE XI OPTIONS IN FAVOR OF LESSEE............................................................................24

         Section 11.1.     Options to Terminate the Lease Term...................................................24
         Section 11.2.     Option to Purchase Project............................................................24
         Section 11.3.     Conveyance on Purchase................................................................24
         Section 11.4.     Deed and Bill of Sale Held in Escrow..................................................24

ARTICLE XII OBLIGATIONS OF LESSEE................................................................................25

         Section 12.1.     Obligation to Purchase Project........................................................25

ARTICLE XIII MISCELLANEOUS.......................................................................................26

         Section 13.1.     Notices...............................................................................26
         Section 13.2.     Binding Effect........................................................................26
         Section 13.3.     Severability..........................................................................26
         Section 13.4.     [Reserved.]...........................................................................27
         Section 13.5.     Amendments, Changes and Modifications.................................................27
         Section 13.6.     Execution Counterparts................................................................27
         Section 13.7.     Captions..............................................................................27
         Section 13.8.     Recording of Lease....................................................................27
         Section 13.9.     Law Governing Construction of Lease...................................................27
         Section 13.10.    Net Lease.............................................................................27
         Section 13.11.    Income Tax Purposes...................................................................27

EXHIBIT "A"         -    DESCRIPTION OF LEASED LAND

EXHIBIT "B"         -    DESCRIPTION OF LEASE EQUIPMENT

EXHIBIT "C"         -    QUITCLAIM DEED AND BILL OF SALE

EXHIBIT "D"         -    TAX AGREEMENT

                                LEASE AGREEMENT


                  THIS LEASE AGREEMENT, dated March 25, 2002, by and between the JOINT DEVELOPMENT AUTHORITY OF WINDER-BARROW COUNTY (the "Lessor"), a public body corporate and politic of the State of Georgia, as lessor, and CHICO'S REAL ESTATE, LLC (the "Lessee"), a limited liability company organized and existing under the laws of the State of Georgia, as lessee,

                                  WITNESSETH:

                  That in consideration of the respective representations and agreements hereinafter contained, the Lessor and the Lessee agree as follows (provided, that in the performance of the agreements of the Lessor herein contained, any obligation it may thereby incur for the payment of money shall not be a general debt on its part but shall be payable solely out of the rents, revenues and receipts derived from this Lease Agreement, the insurance and condemnation awards as herein described and any other rents, revenues and receipts arising out of or in connection with its ownership of the Project as hereinafter defined):

                                   ARTICLE I

                                  DEFINITIONS

                  SECTION 1.1.      DEFINITIONS.

                  In addition to the words and terms elsewhere defined in this Lease Agreement, the following words and terms as used in this Lease Agreement shall have the following meanings unless the context or use indicates another or different meaning or intent.

                  "Authorized Lessor Representative" means the person or persons at the time designated to act on behalf of the Lessor by certificate furnished to the Lessee containing the specimen signature of each such person and signed by the Chairman or Vice Chairman of the Lessor. Such certificate may designate an alternate or alternates, each of whom shall be entitled to perform all duties of the Authorized Lessor Representative. Such certificate shall be effective until revoked in writing. Should any Authorized Lessor Representative not be satisfactory to the Lessee, then upon the request of the Lessee, the Lessor will designate another Authorized Lessor Representative.

                  "Authorized Lessee Representative" means the person or persons at the time designated to act on behalf of the Lessee by written certificate furnished to the Lessor containing the specimen signature of each such persons and signed on behalf of the Lessee by the chairman of the board, president or any vice president of the Lessee. Such certificate may designate an alternate or alternates, each of whom shall be entitled to perform all duties of the Authorized Lessee Representative. Such certificate shall be effective until revoked in writing.

                  "Building" means those certain facilities forming a part of the Project located on the Leased Land and not constituting a part of the Leased Equipment, if any.

                  "Counsel" means an attorney or firm thereof admitted to practice law before the highest court of any State of the United States of America or the District of Columbia. An attorney for the Lessor or the Lessee may be eligible for appointment as Counsel.

                  "Event of Default" means any of the events described in
Section 10.1 hereof.

                  "Independent Counsel" means an attorney or firm thereof duly admitted to practice law before the highest court of any state in the United States of America or the District of Columbia and not an employee of or regularly retained by either the Lessor or the Lessee.

                  "Lease" means this Lease Agreement as it now exists and as it may hereafter be amended.

                  "Lease Term" means the duration of the leasehold interest created by this Lease Agreement as specified in Section 5.1 hereof.

                  "Leased Equipment" means those items of machinery, equipment and related property required herein to be acquired and/or installed in the Building or on the Leased Land and any item of machinery, equipment and related property acquired and installed in the Building or on the Leased Land in substitution therefor and renewals and replacements thereof, less such machinery, equipment and related property as may be taken by the exercise of power of eminent domain, but not including the Lessee's own machinery, equipment and related property installed under the provisions of Section 6.1 thereof. The Leased Equipment insofar as it will be initially installed as a part of the Project is more fully described in Exhibit "B" attached to the Lease Agreement.

                  "Leased Land" means the real estate and interests in real estate described in Exhibit "A" attached hereto and by this reference made a part hereof, less such real estate and interests in real estate as may be released from this Lease Agreement pursuant to Sections 8.5 and 8.6 hereof or taken by the exercise of the power of eminent domain.

                  "Lessee" means Chico's Real Estate, LLC, a Georgia limited liability company and its successors and assigns, including any surviving, resulting or transferee entity as provided in Section 8.3 hereof.

                  "Lessor" means the Joint Development Authority of Winder-Barrow County, a public body corporate and politic created and existing under the laws of the State of Georgia, and its lawful successors and assigns.

                  "Net Proceeds" when used with respect to any insurance or condemnation award, whether partial or otherwise, means the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all expenses incurred in the collection of such gross proceeds.

                  "Permitted Encumbrances" means, as of any particular time,
(i) liens for ad valorem taxes and special assessments not then delinquent or permitted to exist as provided in Section 6.3 hereof, (ii) this Lease Agreement, (iii) utility, access or other easements and rights-of-way, restrictions, reservations, reversions and exceptions in the nature of easements that the Lessee certifies will not materially interfere with or impair the operations being conducted at the Project, (iv) unfiled and inchoate mechanics' and materialmen's liens for construction work in progress, (v) architects', contractors', subcontractors', mechanics', materialmen's, suppliers', laborers' and vendors' liens or other similar liens not then payable, (vi) such minor defects, irregularities, encumbrances, easements, rights-of-way and clouds on title as the Lessee, by an Authorized Lessee Representative, certifies do not, in the aggregate, materially impair the property affected thereby for the purpose for which it was acquired or is held by the Lessor, and (vii) exceptions described in any Owner's Policy of Title Insurance that may be procured by the Lessee.

                  "Person" means natural persons, firms, associations, corporations, public bodies, and other legal entities.

                  "Project" means the Building, the Leased Land and the Leased Equipment, as they may at any time exist.

                  "Quitclaim Deed" means the Quitclaim Deed and Bill of Sale from the Lessor under this Lease Agreement to the Lessee under this Lease Agreement to be dated contemporaneously with this Lease Agreement. The Quitclaim Deed and Bill of Sale, in substantially the form it is to be executed and delivered, is attached as Exhibit "C" hereto.

                  SECTION 1.2.      RULES OF CONSTRUCTION.

                  Unless the context clearly indicates to the contrary:

                  (a) "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Lease Agreement and not solely to the particular portion thereof in which any such word is used.

                  (b) Words importing the singular number shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders.

                  (c) All references herein to particular Articles or Sections are references to Articles or Sections of this Lease Agreement.

                  (d) Any certificate or statement required to be delivered under the provisions of this Lease Agreement shall, in the absence of manifest error, be deemed to be conclusive evidence of the truth, correctness and accuracy of the matters covered in such certificate or statement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 2.1.      REPRESENTATIONS AND WARRANTIES BY THE
LESSOR.

                  The Lessor makes the following representations and warranties:

                  (a) Organization and Authority. The Lessor is a public body corporate and politic, created and validly existing pursuant to the Constitution and laws of the State of Georgia. Under the provisions of the local constitutional amendment creating the Lessor, the Lessor has the power to execute and deliver this Lease Agreement, to enter into the transactions contemplated thereby and to perform and observe its obligations contained therein in accordance with the terms thereof. By proper corporate action, the Lessor has duly authorized the execution and delivery of this Lease Agreement.

                  (b) Public Purpose. The Lessor has found and hereby declares that the execution of this Lease Agreement is in furtherance of the public purposes for which the Lessor was created.

                  (c) Agreements are Legal and Authorized. The Lessor is not subject to any charter, by-law or contractual limitation or provision of any nature whatsoever which in any way limits, restricts or prevents the Lessor from entering into this Lease Agreement or performing any of its obligations thereunder, except to the extent that such performance may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights.

                  (d) Governmental Consents. Neither the nature of the Lessor nor any of its activities or properties, nor any relationship between the Lessor and any other Person, is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Lessor in connection with the execution, delivery and performance of this Lease Agreement.

                  (e) No Defaults. No event has occurred and no condition exists with respect to the Lessor which would constitute an event of default, as defined therein, under this Lease Agreement or which, with the lapse of time or with the giving of notice or both, would become an event of default under this Lease Agreement.

                  (f) Enforceability. This Lease Agreement is a legal, valid and binding obligation of the Lessor enforceable in accordance with its terms, except to the extent the enforceability hereof may be subject to (i) the exercise of judicial discretion in accordance with general principles of equity, and (ii) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights heretofore or hereinafter enacted to the extent constitutionally applicable.

                  (g) No Warranty by Lessor of Condition or Suitability of the Project Facilities. The Lessor makes no warranty, either expressed or implied, as to the suitability or utility of the Project or as to the condition of the Project or that it is or will be suitable for the Lessee's purposes or needs.

                  SECTION 2.2.      REPRESENTATIONS AND WARRANTIES BY THE
LESSEE.

                  The Lessee makes the following representations and warranties:

                  (a) Corporate Organization and Power. The Lessee is a limited liability company duly organized and validly existing under the laws of the State of Georgia, has the power to enter into this Lease Agreement and to perform and observe its obligations contained herein in accordance with the terms hereof, and has, by proper action, been duly authorized to execute, deliver and perform this Lease Agreement in accordance with the terms hereof.

                  (b) Pending Litigation. There are no actions, suits, proceedings, inquiries or investigations pending, or to the knowledge of the Lessee threatened, against or affecting the Lessee in any court or before any governmental authority or arbitration board or tribunal which is reasonably anticipated to materially and adversely affect the transactions contemplated by the Lease or the ability of the Lessee to perform its obligations under any of the foregoing.

                  (c) Agreements Are Valid and Authorized. The execution and delivery by the Lessee of the Lease and the compliance by the Lessee with all of the provisions hereof and the consummation of the transactions contemplated hereby (A) (i) are within the corporate power of the Lessee, (ii) will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, its articles or certificate of incorporation, its bylaws, or any commitment, agreement or instrument of whatever nature to which the Lessee is a party or by which it may be bound, or to which any of its properties may be subject, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Lessee or any of its activities or properties, or (iii) result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Lessee under the terms of any instrument or agreement, and (B) have been duly authorized by all necessary action on the part of the Lessee.

                  (d) Governmental Consents. Neither the Lessee nor any of its business or properties, nor any relationship between the Lessee and any other Person, nor any circumstance in connection with the execution, delivery and performance by the Lessee of the Lease, is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Lessee, other than those already obtained as of the date of the execution of this Lease Agreement.

                  (e) No Defaults. No event has occurred and no condition exists with respect to the Lessee that would constitute an event of default, as defined therein, under the Lease or which, with the lapse of time or with the giving of notice or both, would become an event of default under the Lease.

                  (f) Governmental Approvals. The Project will be acquired, constructed, installed, and/or maintained in such manner as to conform in all material respects with all applicable zoning, planning, building and other regulations of governmental authorities having jurisdiction over the Project and all necessary utilities will be available in all material respects to the Project.

                  (g) Enforceability. This Lease Agreement is a legal, valid and binding obligation of the Lessee enforceable in accordance with its terms, except to the extent the enforceability hereof may be subject to (i) the exercise of judicial discretion in accordance with general principles of equity, and (ii) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights heretofore or hereinafter enacted to the extent constitutionally applicable.

                  (h) Operation of Project. The Lessee presently intends to operate the Project, located wholly within Barrow County, in a manner consistent with the purposes for which the Lessor was created, principally as a warehouse facility for clothing distribution until the expiration or sooner termination of the Lease Term as provided herein.

                                  ARTICLE III

                     LEASING CLAUSES AND WARRANTY OF TITLE

                  SECTION 3.1.      LEASE OF THE PROJECT.

                  The Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, subject to Permitted Encumbrances, the Project at the rental set forth in Section 5.3 hereof and in accordance with the provisions of this Lease Agreement.

                  The Lessee hereby grants to the Lessor an easement in gross over such portions of the Project as necessary for the purpose of acquiring, constructing, installing, maintaining and operating the Project.

                  SECTION 3.2.      WARRANTY OF TITLE.

                  The Lessor for itself, its successors and assigns, warrants to the Lessee, its successors and assigns, that the Lessor has good, valid and marketable title in and to the Leased Land, free from all encumbrances except Permitted Encumbrances.

                  The Lessor agrees that it shall upon request of the Lessee join where necessary in any proceeding to protect and defend the Lessor's title in and to the Project, provided that the Lessee shall pay the entire cost of any such proceeding, reimburse and indemnify and hold harmless the Lessor from any cost or liability whatsoever.

                  SECTION 3.3.      QUIET ENJOYMENT.

                  The Lessor warrants and covenants that it will defend the Lessee in the quiet enjoyment and peaceable possession of the Leased Land, and all appurtenances thereunto belonging, free from all claims of all persons whomsoever acting by, through or under the Lessor, throughout the Lease Term.

                  In addition to the foregoing warranty, the Lessor agrees that it will not take or cause another party to take any action to interfere with the Lessee's peaceful and quiet enjoyment of the Project. The Lessor agrees that in the event the peaceful and quiet enjoyment of the Project shall otherwise be denied to the Lessee or contested by anyone, the Lessor shall upon request of the Lessee join where necessary in any proceeding to protect and defend the quiet enjoyment of the Lessee, provided that, unless such denial or contest shall result from the gross negligence or wilful misconduct of the Lessor, the Lessee shall pay the entire cost of any such proceeding, reimburse and indemnify and hold harmless the Lessor from any cost or liability whatsoever.

                  The provisions of this section shall apply so long as the Lessee shall perform the covenants, conditions and agreements to be performed by it hereunder, or so long as the period for remedying any default in such performance shall not be expired.

                  SECTION 3.4.      LIMITATIONS OF WARRANTIES.

                  The warranties of the Lessor which are contained in Sections
3.2 and 3.3 hereof shall be limited to the extent and in such amount as may be collected from time to time from the Lessee under the Lease Agreement.

                                  ARTICLE IV

                                   [RESERVED]

                                   ARTICLE V

                    EFFECTIVE DATE OF THIS LEASE AGREEMENT;
                   DURATION OF LEASE TERM; RENTAL PROVISIONS

                  SECTION 5.1. EFFECTIVE DATE OF THIS LEASE AGREEMENT; DURATION OF LEASE TERM.

                  This Lease Agreement shall become effective upon its delivery and the leasehold interest created by this Lease Agreement shall then begin, and, subject to the other provisions of this Lease Agreement (including particularly Articles X, XI, and XII hereof), shall expire at midnight, December 31, 2009.

                  SECTION 5.2.      DELIVERY AND ACCEPTANCE OF POSSESSION.

                  The Lessor agrees to deliver to the Lessee sole and exclusive possession of the Project (subject to the right of the Lessor to enter thereon for inspection and other purposes as set forth in Section 8.2 hereof) on the effective date of this Lease Agreement and the Lessee agrees to accept possession of the Project upon such delivery.

                  SECTION 5.3.      RENTS AND OTHER AMOUNTS PAYABLE.

                  On or before March __, 2002, the Lessee shall pay or cause to be paid to the Lessor as rents for the Project, the sum of Seven Million One Hundred Fifty Thousand Dollars ($7,150,000.00) which sum shall be paid by conveyance of real and personal property. Said property shall constitute payment in full for all rents and lease payments due hereunder. The adequacy of said property is hereby acknowledged and the receipt thereof is documented in the recorded Warranty Deed and Bill of Sale from the Lessee to the Lessor.

                  SECTION 5.4.      PLACE OF RENTAL PAYMENTS.

                  The rents provided for in Section 5.3 hereof shall be paid directly to the Lessor.

                  SECTION 5.5. OBLIGATIONS OF LESSEE HEREUNDER ABSOLUTE AND UNCONDITIONAL.

                  The obligations of the Lessee to make the payments required in Section 5.3 hereof and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional.

                                  ARTICLE VI

               MAINTENANCE AND MODIFICATIONS, TAXES AND INSURANCE

                  SECTION 6.1.      MAINTENANCE AND MODIFICATIONS OF PROJECT
BY LESSEE.

                  (a) The Lessee will cause the Project to be maintained, preserved and kept in good repair, working order and condition and will from time to time cause to be made all necessary and proper repairs, replacements and renewal and may make any alterations, improvements and additions to the Project; provided, however, that the Lessee will have no obligation to cause to be maintained, preserved, repaired, replaced or renewed any element or unit of the Project, the maintenance, repair, replacement or renewal of which, in the opinion of the Lessee, becomes uneconomic to the Lessee because of damage or destruction or obsolescence, or change in economic or business conditions, or change in government standards and regulations, or the termination by the Lessee of the operation of the warehouse facilities to which such element or unit of the Project is an adjunct. For purposes of this Section 6.1, the "opinion of the Lessee" shall be expressed to the Lessor that the circumstances, situations or conditions described in this Section 6.1 exist to the extent that the Lessee is not required to cause to be maintained any element or unit of the Project.

                  The Lessee covenants that as long as the Lessee or one of its subsidiaries or affiliates operates the Project, it or one of its subsidiaries or affiliates will cause the Project to be maintained and operated as a "project" consistent with the purposes for which the Lessor was created.

                  (b) The Lessee shall not permit any mechanics' liens, materialmen's liens or other liens to be established and remain against the Project for labor or materials furnished or services rendered in connection with any additions, modifications, improvements, repairs, renewals or replacements so made by it; provided, that if the Lessee shall first notify the Lessor of its intention so to do, the Lessee may in good faith contest any mechanics' liens, materialmen's liens or other liens filed or established against the Project, and in such event may substitute a bond as provided by Georgia law for the lien during the period of such contest and any appeal therefrom. The Lessor will cooperate fully with the Lessee in any such contest.

                  SECTION 6.2.      [RESERVED.]

                  SECTION 6.3. TAXES, OTHER GOVERNMENTAL CHARGES AND UTILITY CHARGES.

                  The Lessor and the Lessee further acknowledge that under present law, and as set forth in the agreement attached hereto as Exhibit "D" and incorporated herein, no part of the Project owned by the Lessor will be subject to ad valorem taxation by the State of Georgia or by any political or taxing subdivision thereof and this factor has induced the Lessee to enter into this Lease Agreement. However, the Lessee shall pay, as the same become lawfully due and payable, (i) all taxes and governmental charges of any kind whatsoever upon or with respect to the interest held by the Lessee under this Lease Agreement as set forth in Exhibit D, (ii) all taxes and governmental charges of any kind whatsoever upon or with respect to the Project or any machinery, equipment or related property installed or brought by the Lessee therein or thereon,

(iii) all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project and (iv) all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Project; provided, that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Lessee shall be obligated to pay only such installments as are required to be paid during the Lease Term.

                  The Lessee may, at its own expense and in its own name and on behalf or in the name and behalf of the Lessor, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments and other charges so contested to remain unpaid during the period of such contest and any appeal therefrom unless the Lessor shall notify the Lessee that, in the opinion of Independent Counsel, by nonpayment of any such items the rents, revenues or receipts derived from the Project will be materially endangered or the Project or any material part thereof will be subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid promptly. The Lessor shall cooperate fully with the Lessee in any such contest. If the Lessee shall fail to pay any of the foregoing items required by this Section to be paid by the Lessee, the Lessor may (but shall be under no obligation to) pay the same and any amounts so advanced therefor by the Lessor shall become an additional obligation of the Lessee to the Lessor, the Lessee agrees to pay.

                  SECTION 6.4.      INSURANCE REQUIRED.

                  Throughout the Lease Term, the Lessee shall insure the Project against such property and personal injury risks as is consistent with its insurance practices in effect from time to time, including self insurance, in any event. In lieu of separate insurance policies, such insurance may be in the form of a blanket insurance policy or policies of the Lessee. Insurance policies may be written with deductible amounts and exceptions and exclusions as the Lessee deems necessary in the normal course of its business.

                  SECTION 6.5.      APPLICATION OF NET PROCEEDS OF INSURANCE.

                  The Net Proceeds of the insurance carried pursuant to the provisions of Section 6.4 hereof shall be applied as determined by the Lessee.

                  SECTION 6.6.      ADDITIONAL PROVISIONS RESPECTING INSURANCE.

                  All claims made under any insurance policies carried pursuant to the requirements of Section 6.4 hereof, regardless of amount, may be adjusted by the Lessee with the insurers.

                  SECTION 6.7.      INDEMNIFICATION OF LESSOR

                  The Lessee shall, to the extent permitted by applicable law, indemnify and save the Lessor and the officers, agents, employees and attorneys thereof harmless against and from all claims by or on behalf of any person, firm or corporation or governmental entity arising from the conduct or management of, or from any work or thing done on, the Project during the Lease Term, and against and from all claims arising during the Lease Term from (a) any physical or environmental condition of the Project of any kind, (b) any breach or default on the part of the

Lessee in the performance of any of its obligations under this Lease Agreement,
(c) any contract entered into in compliance with the provisions hereof in connection with the acquisition, construction and installation of the Project,
(d) any act of negligence of the Lessee or of any of its agents, contractors, servants, employees or licensees, (e) any act of negligence of any assignee or sublessee of the Lessee, or of any agents, contractors, servants, employees or licensees of any assignee or sublessee of the Lessee, and (f) including without limiting the generality of the foregoing, any loss, liability or expense arising under the Comprehensive Environmental Response Compensation and Liability Act of 1980 as amended, and any other environmental statute, rule or regulation. The Lessee shall indemnify and save the Lessor and the officers, agents, employees and attorneys thereof harmless from and against all costs and expenses incurred in or in connection with any action or proceeding brought on such claims, and upon notice from the Lessor, the Lessee shall defend the Lessor in any such action or proceeding. Nothing contained herein shall require the Lessee to indemnify the Lessor and the officers, agents, employees and attorneys thereof for any claim or liability resulting from the Lessor's own willful acts or gross negligence or for any claim or liability which the Lessee was not given the opportunity to contest. The Lessor shall reimburse the Lessee for payments made by the Lessee pursuant to this Section 6.7 to the extent of any proceeds, net of all expenses of collection, actually received by either such party from any insurance covering such claims with respect to the losses sustained. The Lessor shall promptly claim any such insurance proceeds and shall assign its rights to such proceeds, to the extent of such required reimbursement, to the Lessee. In case any action shall be brought against the Lessor in respect of which indemnity may be sought against the Lessee, the Lessor shall promptly notify the Lessee in writing and the Lessee shall have the right to assume the investigation and defense thereof including the employment of counsel and the payment of all expenses. Failure to give any such notice shall not affect the right of the Lessor to receive the indemnification provided herein; unless such failure resulted from the gross negligence or wilful misconduct of the Lessor, such failure could not be remedied and the result of such failure is that the interests of the Lessee were materially and adversely affected as a direct result of such failure. The Lessor shall have the right to employ separate counsel in any such action and participate in the investigation and defense thereof, but the fees and expenses of such counsel shall be paid by the Lessor unless (i) the employment of such counsel has been authorized by the Lessee or, (ii) the Lessee shall have failed promptly after receiving notice of such action from the Lessor, as applicable, to assume the defense of such action and employ counsel reasonably satisfactory to the Lessor, or (iii) the named parties to any such action (including any impleaded parties) include the Lessor and the Lessee or an affiliate of the Lessee, and the Lessor shall have been advised by counsel that there may be one or more legal defenses available to such party which are different from or in addition to those available to the Lessee or affiliate of the Lessee or (iv) the Lessor shall have been advised by counsel that there is a conflict on any issue between the Lessor and the Lessee (in which case, if the Lessor notifies the Lessee in writing that it elects to employ separate counsel at the expense of the Lessee, the Lessee shall not have the right to assume the defense of such action or proceeding on behalf of the Lessor). The Lessee shall not be liable for any settlement of any such action without its consent but, if any such action is settled with the consent of the Lessee or if there be a final unappealable judgment for the plaintiff in any such action, the Lessee agrees to indemnify and hold harmless the Lessor and the officers, agents, employees and attorneys thereof from and against any loss by reason of such settlement or judgment. Nothing herein shall be construed as requiring the Lessor to acquire or maintain insurance of any form or nature with respect to the Project or any portion thereof or with respect to any phrase, term, provision, condition or obligation of this Lease Agreement or any other matter in connection herewith. The obligations of the Lessee under this Section 6.7 shall survive the termination of this Lease Agreement and shall continue in full force and effect, binding the Lessee to the provisions of this Section 6.7 without regard to the manner of termination of this Lease Agreement.

                                  ARTICLE VII

                                   [RESERVED]

                                 ARTICLE VIII

                               SPECIAL COVENANTS

                  SECTION 8.1. NO WARRANTY OF CONDITION OR SUITABILITY BY THE LESSOR.

                  THE LESSOR MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION OF THE PROJECT OR THAT IT WILL BE SUITABLE FOR THE LESSEE'S PURPOSES OR NEEDS. The Lessee releases the Lessor from, agrees that the Lessor shall not be liable for and agrees, to the extent permitted by applicable law, to hold the Lessor harmless against, any loss that may be occasioned by the condition of the Project or its suitability for the Lessee's purposes or needs.

                  SECTION 8.2. INSPECTION OF PROJECT; RIGHT OF ACCESS TO THE PROJECT BY THE LESSOR.

                  The Lessee agrees that the Authorized Lessor Representative or its duly authorized agents shall have the right at all reasonable times during business hours, to enter upon, examine and inspect the Project, provided that this does not result in any interference or prejudice to the Lessee's operations. Provided that the Lessee is not in default hereunder, such inspection shall only be made in the presence of an official of the Lessee.

                  SECTION 8.3. LESSEE TO MAINTAIN ITS CORPORATE EXISTENCE; EXCEPTIONS PERMITTED.

                  The Lessee agrees that during the term of this Lease Agreement, it shall maintain its corporate existence and shall not merge or consolidate with any other entity and shall not transfer or convey all or substantially all of its property, assets and licenses; provided however, the Lessee may without violating any provisions of this Lease Agreement consolidate with or merge into another domestic entity (i.e., a corporation incorporated and existing under the laws of one of the states of the United States of America or the District of Columbia) or permit one or more domestic corporations to consolidate with or merge into or transfer or convey all or substantially all of its assets to another domestic entity, but only on the condition that the assignee entity or the entity resulting from or surviving such merger (if other than the Lessee) or consolidation or entity to which such transfer is made is then solvent and shall expressly assume in writing and agree to pay and to perform all of the Lessee's obligations under this Lease Agreement. If the Lessee is the surviving entity in such a merger the express assumption shall not be required.

                  SECTION 8.4.      QUALIFICATION IN GEORGIA.

                  The Lessee warrants (except as may be otherwise permitted pursuant to the provisions of Section 8.3 above) that it is and throughout the Lease Term it will continue to be a limited liability company either organized under the laws of the State of Georgia or duly qualified to do business in the State of Georgia as a foreign corporation, as the case may be.

                  SECTION 8.5.      GRANTING AND RELEASE OF EASEMENTS.

                  If no event of default shall have happened and be continuing, the Lessee may at any time or times cause to be granted easements, licenses, rights-of-way (temporary or perpetual and including the dedication of public highways) and other rights or privileges in the nature of easements with respect to any property included in the Project and such grant will be free from any lien created by this Lease Agreement, or the Lessee may cause to be released existing easements, licenses, rights-of-way and other rights or privileges in the nature of easements, held with respect to any property included in the Project with or without consideration, and the Lessor agrees that it shall execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right-of-way or other right or privilege upon receipt of: (i) a copy of the instrument of grant or release, and (ii) a written application of the Lessee signed by an Authorized Lessee Representative requesting such instrument and stating that such grant or release is not detrimental to the proper conduct of the business of the Lessee.

                  SECTION 8.6.      RELEASE OF CERTAIN LAND.

                  Notwithstanding any other provision of this Lease Agreement, the parties hereto reserve the right at any time and from time to time by mutual agreement to amend this Lease Agreement for the purpose of effecting the release of and removal from this Lease Agreement of any unimproved part of the Leased Land (on which neither the Building nor any Leased Equipment is located but on which parking, transportation, utility facilities or other support facilities may be located).

                  SECTION 8.7.      FUTURE LEASES.

                  From time to time during and upon notice to Lessor from Lessee not later than November 1 of any calendar year during the term hereof, Lessor covenants and agrees to enter into an additional future lease before the last day of such year substantially similar in form and meaning as this Lease Agreement with Lessee or its assignees. The leased property for each such lease shall be the additions to the real and personal property, both equipment or facilities, placed into service during such year by Lessee. Each said future lease shall provide the same tax benefits commencing with the tax based upon the valuation of the property on January 1 of the year following the notice and lease as provided under the schedule set forth in the agreement attached hereto as Exhibit "D", and continuing over the eight year term of said schedule.

                  SECTION 8.8.      EMINENT DOMAIN.

                  If the title in and to, or the temporary use of, the Project or any part thereof shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority, the Lessee shall be entitled to receive the Net Proceeds from any award therefrom.

                  SECTION 8.9.      SPECIAL ENVIRONMENTAL INDEMNIFICATION.

                  (a) the Lessee agrees to and shall indemnify, hold harmless, and defend the Lessor and its officers, directors, agents, and employees from and against any and all claims, losses, damages, expenses, causes of action, lawsuits, government regulatory enforcement actions, and liability (individually, a "Claim," collectively, "Claims") asserted against the Lessor arising out of alleged or actual "environmental contamination" (hereinafter defined) arising from the Lessee's leasing and operation of the Project.

                  (b) "Environmental contamination" as used herein shall mean damages to persons or property or violations of state or federal environmental laws or regulations arising out of the Lessee's past operations at the Project or the operations of the Lessee at any time at the Project with respect to but not limited to air emissions, water effluent discharges, and waste generation, transportation, storage, disposal, or the handling of hazardous materials.

                  (c) The Lessor shall notify the Lessee in writing within thirty (30) days after any Claim is made, brought, or asserted, in any event, in writing, against the Lessor, and as to which the Lessor has actual knowledge by receipt of such written notification. The Lessee shall similarly notify the Lessor in writing within thirty (30) days after any Claim is made, brought, or asserted against the Lessee.

                  (d) The Lessor shall fully cooperate with the Lessee, including but not limited to, assisting the Lessee in the preparation of a defense to Claims when and as the Lessee fulfills its obligations under this Section of the Lease. In the event the Lessor provides notice to the Lessee under Subsection (c) above, the Lessee shall handle and control the defense of all Claims and the Lessee's decision on litigation and settlement and all other such aspects shall be final; provided, however, no settlement or decision shall impose upon the Lessor by apportionment or otherwise, any loss, damage or liability as a result thereof.

                  (e) The Lessor shall use its best efforts to deliver the notice specified in subsection (c) above within a period of thirty (30) days after the Lessor has direct knowledge (by receipt of written notice or otherwise) of a Claim.

                  (f) The provisions of this Section 8.9 shall survive the termination of this Lease Agreement and shall continue in full force and effect, binding the Lessee to the provisions of this Section 8.9 without regard to the manner of termination of this Lease Agreement.

                  SECTION 8.10.     COMPLIANCE WITH LAWS.

                  The Lessee agrees that it will comply with any applicable law, ordinance, rule or regulation of any governmental authority with respect to its use of the Project.

                                  ARTICLE IX

                 ASSIGNMENT, SUBLEASING, PLEDGING AND SELLING;
                   REDEMPTION; RENT PREPAYMENT AND ABATEMENT

                  SECTION 9.1.      ASSIGNMENT AND SUBLEASING.

                  Subject to a sublease, if any, and any assignments or subleases permitted thereunder, this Lease Agreement may be sold or assigned, in whole or in part, and the Project may be subleased, as a whole or in part, by the Lessee without the consent of the Lessor, but only under the following circumstances:

                  (a) no sale or assignment (other than pursuant to Section 8.3 hereof) or sublease shall relieve the Lessee from primary liability for any of its obligations hereunder, and if any such assignment occurs the Lessee shall continue to remain primarily liable for payment of the rents specified in Section 5.3 hereof and for performance and observance of the other agreements on its part herein provided to be performed and observed by it unless the Lessee shall have obtained from any purchaser, assignee, or sublessee, as the case may be, an express written assumption of all the obligations of the Lessee hereunder; and

                  (b) the Lessee shall, within thirty (30) days after the delivery thereof, furnish or cause to be furnished to the Lessor a true and complete copy of each such sale, assignment or sublease, as the case may be, together with any instrument of assumption.

                  SECTION 9.2.      RESTRICTIONS ON SALE OF PROJECT BY LESSOR.

                  The Lessor agrees that, except as provided in Section 11.2 herein, it will not mortgage, sell, assign, transfer, convey or otherwise encumber the Project or any portion thereof during the Lease Term and that it will not take any other action which may reasonably be construed as tending to cause or induce the levy or assessment of ad valorem taxes on the Project or the Lessee's leasehold interest in the Project. If the laws of the State of Georgia at the time require or permit such action to be taken, nothing contained in this Section shall prevent the consolidation of the Lessor with, or the merger of the Lessor into, or the transfer of the Project as an entirety to, any public corporation whose property and income are not subject to taxation and which has corporate authority to carry on the business of owning and leasing the Project.

                                   ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

                  SECTION 10.1.     EVENTS OF DEFAULT DEFINED.

                  The following shall be Events of Default under this Lease
Agreement:

                  (a) failure by the Lessee to make any rental payments required under Section 5.3 hereof on or before the date that the payment is due and continuance of such failure for a period of 30 days after notice thereof has been given to the Lessee by telephone (to be followed in writing) or facsimile;

                  (b) failure by the Lessee to observe and perform any other material covenant, condition or agreement on its part under this Lease Agreement (other than as referred to in subsection (a) of this Section), for a period of 30 days after written notice, specifying such failure and requesting that it be remedied, shall be given to the Lessee, unless the Lessor shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Lessor will not unreasonably withhold its consent to an extension of such time if it is possible to correct such failure and corrective action is instituted by the Lessee within the applicable period and diligently pursued until the default is corrected;

                  (c) the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the Lessee or adjudging the Lessee a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Lessee under Title 11 of the United States Code, as now constituted or as amended or any other applicable Federal or state bankruptcy or other similar law, and such decree or order shall have continued undischarged or unstayed for a period of 90 days; or the entry of a decree or order of a court having jurisdiction of the premises for the appointment of a receiver or liquidator or trustee or custodian or assignee in bankruptcy or insolvency of the Lessee or of all or a major part of its property, or for the winding up or liquidation of its affairs and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

                  (d) the Lessee shall institute proceedings to be adjudicated a bankrupt or insolvent, or shall consent to the filing of a bankruptcy or insolvency proceeding against it, or shall file a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or as amended, or any other applicable Federal or state bankruptcy or other similar law, or shall consent to the institution of proceedings thereunder or to the filing of any such petition, or shall consent to the appointment or taking possession of a receiver or liquidator or trustee or custodian or assignee in bankruptcy or insolvency of it or of all or a major part of its property, or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or the failure of the Lessee generally to pay its debts as such debts become due, or the taking of corporate action by the Lessee in furtherance of any such action.

                  The foregoing provisions of this Section are subject to the following limitations: If by reason of force majeure the Lessee is unable in whole or in part to carry out the agreements on its part herein contained, other than the obligations on the part of the Lessee contained in Sections 5.3, 6.3, 6.4 and 8.3 hereof, the Lessee shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God; strikes, lockouts or other industrial disturbances; acts of terror or public enemies; orders of any kind of the government of the United States of America or of the State of Georgia or any of their departments, agencies, political subdivisions or officials, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; fires; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery, transmission pipes or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of the Lessee. The Lessee agrees, however, to use its best efforts to remedy with all reasonable dispatch the cause or causes preventing the Lessee from carrying out its agreements; provided, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Lessee, and the Lessee shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is, in the judgment of the Lessee, unfavorable to the Lessee.

                  SECTION 10.2.     REMEDIES ON DEFAULT.

                  Whenever any Event of Default shall have happened and be subsisting, the Lessor may take any one or more of the following remedial steps:

                  (a) terminate the Lease Agreement; provided, however, that upon such termination, the options of the Lessee to purchase the Project pursuant to the provisions of Article XI hereof and the obligations of the Lessee to make the rental payments pursuant to
         Section 5.3 hereof and purchase the Project pursuant to Section 12.1 hereof contained therein shall survive such termination, but if such option is not exercised, the Lessor may exclude Lessee from possession and use its best efforts to lease the Project to another for the account of the Lessee, holding the Lessee liable for all rent and other payments due up to the effective date of such leasing; and

                  (b) take whatever action at law or in equity may appear necessary or desirable to collect the rents then due, or to enforce performance and observance of any obligation, agreement or covenant of the Lessee under this Lease Agreement.

                  SECTION 10.3.     NO REMEDY EXCLUSIVE.

                  No remedy herein conferred upon or reserved to the Lessor or the Lessee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Lease Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Lessor or the Lessee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice or notices as may be herein expressly required.

                  SECTION 10.4.     AGREEMENT TO PAY ATTORNEYS' FEES AND
EXPENSES.

                  Should an Event of Default occur and the non-defaulting party should employ attorneys or incur other expenses for collection of rents or the enforcement of performance or observance of any obligation or agreement on the part of the defaulting party herein contained, the Lessee and the Lessor agree that, as applicable, the defaulting party shall on demand therefor pay to the non-defaulting party the reasonable fees of such attorneys and such other reasonable expenses so incurred by the defaulting party.

                  SECTION 10.5.     NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER.

                  If any agreement contained in this Lease Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

                  SECTION 10.6.     WAIVER OF APPRAISEMENT, VALUATION, ETC.

                  If the Lessee should default under any of the provisions of this Lease Agreement, the Lessee agrees to waive, to the extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension or redemption laws now or hereafter in force, and all right of appraisement and redemption to which it may be entitled.

                                  ARTICLE XI

                           OPTIONS IN FAVOR OF LESSEE

                  SECTION 11.1.     OPTIONS TO TERMINATE THE LEASE TERM.

                  The Lessee or any assignee shall have the right to terminate the Lease Term by giving the Lessor five (5) business days notice in writing of such termination.

                  SECTION 11.2.     OPTION TO PURCHASE PROJECT.

                  The Lessee shall have, and is hereby granted, the option to purchase the Project prior to the expiration or sooner termination of the Lease Term. To exercise such option, the Lessee shall give written notice to the Lessor specifying the date of closing such purchase, which date shall be not less than five (5) business days from the date such notice is given. The amount which shall be paid to the Lessor by the Lessee in the event of its exercise of the option granted in this Section shall be the sum of TEN DOLLARS ($10.00).

                  SECTION 11.3.     CONVEYANCE ON PURCHASE.

                  At the closing of any purchase pursuant to Article XI or
Article XII hereof or pursuant to the exercise of any option to purchase granted herein, the Lessor will upon receipt of the purchase price by it deliver to the Lessee the Quitclaim Deed and Bill of Sale attached hereto as Exhibit "C" or similar documents satisfactory to the Lessee conveying to the Lessee good and marketable title in and to the property with respect to which such obligation or option was exercised, by quitclaim deed and/or bill of sale without other warranty of title, subject to the following, (i) those liens and encumbrances (if any) to which such title in and to said property was subject when conveyed to the Lessor, (ii) those liens and encumbrances created by the Lessee or to the creation or suffering of which the Lessee consented in writing, (iii) those liens and encumbrances resulting from the failure of the Lessee to perform or observe any of the agreements on its part contained in this Lease Agreement and (iv) Permitted Encumbrances other than this Lease Agreement.

                  SECTION 11.4.     DEED AND BILL OF SALE HELD IN ESCROW.

                  The Quitclaim Deed and Bill of Sale referred to in Section
11.3 above shall be executed contemporaneously with this Lease Agreement and held in escrow by Counsel to the Lessee. Lessee and Lessor hereby agree that Counsel to the Lessee shall have the authority to record said deed and bill of sale without regard to any termination of this Lease Agreement or a dispute hereunder. Counsel to the Lessee shall not be liable as escrow agent absent gross negligence or willful misconduct. Notwithstanding the role of Counsel to the Lessee as escrow agent, said counsel shall retain the right to represent the Lessee in any dispute arising hereunder.

                                  ARTICLE XII

                             OBLIGATIONS OF LESSEE

                  SECTION 12.1.     OBLIGATION TO PURCHASE PROJECT.

                  (a) The Lessee hereby agrees to purchase, and the Lessor hereby agrees to sell, the Project for TEN DOLLARS ($10.00) at the expiration or sooner termination of the Lease Term. At any time subsequent to the expiration or sooner termination of this Lease Agreement as aforesaid upon notice to the Lessor by the Lessee, the Lessor shall upon receipt of the purchase price deliver to the Lessee those documents set forth in Section 11.3 hereof.

                                 ARTICLE XIII

                                 MISCELLANEOUS

                  SECTION 13.1.     NOTICES.

                  Unless otherwise stated herein, all notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by first class mail or by delivery to physical address, return receipt requested, postage prepaid, addressed as follows or by facsimile with receipt confirmed:

     (a)  If to the Lessor: Joint Development Authority of Winder-Barrow County
                            c/o Russell, Stell, Smith & McLocklin, P.C.
                            98 North Broad Street
                            Winder, GA  30680
                            Attention:  John E. Stell, Jr., Esq.

     (b)  If to the Lessee: Chico's Real Estate, LLC
                            c/o Chico's FAS, Inc.
                            11215 Metro Parkway
                            Fort Myers, FL  33912
                            Attention:  Legal Department

                            with a copy to:

                            Smoot Adams Edwards Doragh &
                               Brinson, P.A.
                            Suite 325
                            4415 Metro Parkway
                            Fort Myers, FL  33916
                            Attention:  Peter D. Doragh, Esq.

A duplicate copy of each notice, certificate or other communication given hereunder by either the Lessor, the Lessee shall be given to each of the others. The Lessor or the Lessee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

                  SECTION 13.2.     BINDING EFFECT.

                  This Lease Agreement shall inure to the benefit of and shall be binding upon the Lessor, the Lessee and their respective successors and assigns.

                  SECTION 13.3.     SEVERABILITY.

                  If any provision of this Lease Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                  SECTION 13.4.     [RESERVED.]

                  SECTION 13.5.     AMENDMENTS, CHANGES AND MODIFICATIONS.

                  This Lease Agreement may only be amended, changed, modified, altered or terminated by the written agreement of the Lessor and the Lessee.

                  SECTION 13.6.     EXECUTION COUNTERPARTS.

                  This Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                  SECTION 13.7.     CAPTIONS.

                  The captions and headings in this Lease Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions of this Lease Agreement.

                  SECTION 13.8.     RECORDING OF LEASE.

                  This Lease Agreement and every assignment and modification hereof shall be recorded in the office of the Clerk of the Superior Court of Barrow County, Georgia, or in such other office as may be at the time provided by law as the proper place for such recordation.

                  SECTION 13.9.     LAW GOVERNING CONSTRUCTION OF LEASE.

                  This Lease Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                  SECTION 13.10.    NET LEASE.

                  This Lease Agreement shall be deemed a "net lease," and the Lessee shall pay absolutely net during the Lease Term the rents, revenues and receipts pledged hereunder, without abatement, deduction or set-off other than those herein expressly provided.

                  SECTION 13.11.     INCOME TAX PURPOSES

                  The Lessor and Lessee acknowledge and agree that this Lease Agreement shall not be treated as an operating lease for Federal and State income tax purposes, but instead shall be treated as a capital lease or financing arrangement, with the Lessee being treated as the owner of the Project for such purposes and as holding all the incidents and attributes of ownership for such purposes.

         IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized representatives, all as of the date first above written.


                           JOINT DEVELOPMENT AUTHORITY OF WINDER-BARROW COUNTY


                           By: /s/
                              -------------------------------------------------
                              Chairman
(CORPORATE SEAL)


Attest:

 /s/
-------------------------------
Secretary


As to the Lessor, signed
and sealed in the presence of:

 /s/
-------------------------------
Witness

 /s/
-------------------------------
Notary Public

My commission expires:

(Notarial Seal)


                       Signature Page to Lease Agreement

                                    Chico's Real Estate, LLC


                                    By: /s/ Scott Edmonds
                                       ----------------------------------------
                                       Scott Edmonds
                                       Sole Manager

(CORPORATE SEAL)


Attest:

 /s/ Charles J. Kleman
-------------------------------
Title:

As to the Lessee, signed
and sealed in the presence of:


 /s/
-------------------------------
Witness


 /s/ Robin Martin
-------------------------------
Notary Public

My commission expires:

(NOTARIAL SEAL)


                       Signature Page to Lease Agreement